Exhibit 10.3

AMENDMENT NO. 2

TO

LIMITED LIABILITY COMPANY AGREEMENT OF

EUREKA MOLY, LLC

This Amendment No. 2 (this “Amendment”), dated as of January 20, 2010, to the Amended and Restated Limited Liability Company Agreement of Eureka Moly, LLC, dated as of February 26, 2008 (as amended by Amendment No. 1 to Limited Liability Company Agreement of Eureka Moly, LLC, dated as of October 28, 2008, the “LLC Agreement”), is between Nevada Moly, LLC, a Delaware limited liability company (“Nevada Moly”), and POS-Minerals Corporation, a Delaware corporation (“POS-Minerals”).  Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the LLC Agreement.

Agreement

In consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Nevada Moly and POS-Minerals agree as follows:

1.             Amendment to Section 4.1(c).  Section 4.1(c) of the LLC Agreement hereby is amended by replacing “January 31, 2010” with “May 1, 2010” in the second sentence of such section.

2.             Continuing Effect.  Except as amended hereby, the LLC Agreement shall remain in full force and effect.

3.             Incorporation By Reference.  Section 1.2 and Article XVI of the LLC Agreement hereby are incorporated, mutatis mutandis, by reference into this Amendment.

[Signatures on Next Page]

The parties hereto have executed this Amendment to be effective as of the date first set forth above.

MEMBERS:

NEVADA MOLY, LLC,
a Delaware limited liability company

By:	/s/ Bruce D. Hansen
Bruce D. Hansen,
Chief Executive Officer

POS-MINERALS CORPORATION,
a Delaware corporation

By:	/s/ YK Kim
YK Kim, President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO LLC AGREEMENT OF EUREKA MOLY,  LLC